Revenue from collaboration agreements - Summary of Deferred revenue related to the collaboration agreements (Detail) - EUR (€) € in Thousands	Dec. 31, 2024	Dec. 31, 2023		Dec. 31, 2022 [1]	Mar. 31, 2022
Revenue [abstract]
Current	€ 35,908	€ 100,401	[1]	€ 64,957
Non-current	34,161	115,527	[1]	€ 75,759
Total	€ 70,069	€ 215,928			€ 41,800

[1]	See Note 2.2 for details regarding the restatement as a result of a correction of deferred tax liabilities